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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2004

TIPPERARY CORPORATION
(Exact name of registrant as specified in its charter)

TEXAS	1-7796	75-1236955
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

633 Seventeenth Street, Suite 1550
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)

303-293-9379
Registrant's telephone number, including area code

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        Filed herewith is the following:

Exhibit No.	Description
99.1	Press Release dated August 17, 2004

ITEM 12: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On August 17, 2004, Tipperary Corporation issued a press release announcing second quarter 2004 financial results. A copy of the press release as well as supplemental information is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

        The information in this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to Item 12 of Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURE

        Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIPPERARY CORPORATON
By:	/s/ DAVID L. BRADSHAW David L. Bradshaw, President, Chief Executive Officer and Chairman of the Board

Date: August 17, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 17, 2004